UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

DDi Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of February 26, 2004.

99.2	Transcript of conference call held on February 26, 2004.

Item 12. Results of Operations and Financial Condition.

The information being furnished in this Item 12 and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On February 26, 2004, DDi Corp. (the “Company”) issued a press release announcing its operating results for the fourth quarter and fiscal year ending December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. On February 26, 2004, the Company hosted a conference call with investors and others to discuss the financial results for the fourth quarter and fiscal year ending December 31, 2003. A copy of the transcript of the registrant’s conference call on February 26, 2004 is attached as Exhibit 99.2 and incorporated by reference herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: March 1, 2004
	By:	/S/ JOSEPH P. GISCH
Joseph P. Gisch
Chief Financial Officer